UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2005

JDS UNIPHASE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	94-2579683
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

1768 Automation Parkway
San Jose, California 95131
(Address of Principal Executive Offices, Including Zip Code)

(408) 546-5000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Reporting)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01 Entry into a Material Definitive Agreement

On February 28, 2005 JDS Uniphase Corporation (the “Company”) and Richard E. Belluzo entered into an indemnification agreement providing for the Company to indemnify Mr. Belluzo as a director of the Company.

A copy of the form of such indemnification agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 28, 2005 the board of directors of the Company appointed Richard E. Belluzo as a director of the Company. His membership of any committee of the Company’s board of directors has not been determined. Mr. Belluzo will serve as one of the Company’s Class II directors until the 2006 annual meeting of stockholders or until his earlier resignation or removal. Mr. Belluzo has been granted 40,000 stock options effective February 28, 2005 at an exercise price per share of $1.92 vesting monthly on a straight line basis over a three year period.

Mr. Belluzzo, 51, currently serves as chairman and chief executive officer of Quantum Corporation, a provider of backup, recovery and archive products and services. Before joining Quantum in 2002, Mr. Belluzzo was president and chief operating officer of Microsoft Corporation. Prior to becoming its president and COO, Mr. Belluzzo served as Microsoft’s group vice president of the Personal Services and Devices Group, and was group vice president for the Consumer Group where he led many of Microsoft’s emerging businesses such as the X-Box, MSN, and mobile devices. Prior to Microsoft which he joined in 1999, Mr. Belluzzo was chief executive officer of Silicon Graphics Inc. Before SGI, Mr. Belluzzo held a series of increasingly senior roles at Hewlett Packard Company, culminating in his service as executive vice president of the Computer Products Organization. During his 23 year career at HP, Mr. Belluzzo devoted most of his tenure to building the company’s printing and imaging business. Mr. Belluzzo is a member of the board of directors of PMC-Sierra (Vancouver, Canada) and is a member of the board of trustees of Golden Gate University (San Francisco, California).

A copy of the Company’s press release announcing such appointment is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit

Number	Description
99.1	Form of Indemnification Agreement entered into February 28, 2005 between JDS Uniphase Corporation and Richard E. Belluzo.

99.2	Press Release of JDS Uniphase Corporation, dated February 28, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDS Uniphase Corporation

By: /s/ Christopher S. Dewees Christopher S. Dewees Senior Vice President and General Counsel
March 2, 2005

Exhibit Index

Exhibit
Number	Description of Document
99.1	Form of Indemnification Agreement entered into February 28, 2005 between JDS Uniphase Corporation and Richard E. Belluzo.

99.2	Press Release of JDS Uniphase Corporation, dated February 28, 2005.

5